EXHIBIT 99.1

Brookfield Asset Management Completes Filing of U.S. Annual Disclosure Document

NEW YORK, March 18, 2025 (GLOBE NEWSWIRE) -- Brookfield Asset Management Ltd. (NYSE: BAM, TSX: BAM) (“BAM”), a leading global alternative asset manager headquartered in New York with over $1 trillion of assets under management, today announced that it has filed its 2024 annual report on Form 10-K for the first time with the Securities and Exchange Commission (“SEC”) on EDGAR.

In line with the financial reporting practices of public U.S.-domiciled companies, BAM will also file its quarterly reports on Form 10-Q and current reports on Form 8-K with the SEC on an ongoing basis. The Form 10-K has also been filed with Canadian securities authorities on SEDAR+ and is available at www.bam.brookfield.com. Shareholders can request a hard copy at no cost.

About Brookfield Asset Management

Brookfield Asset Management Ltd. (NYSE: BAM, TSX: BAM) is a leading global alternative asset manager, headquartered in New York, with over $1 trillion of assets under management across renewable power and transition, infrastructure, private equity, real estate, and credit. We invest client capital for the long-term with a focus on real assets and essential service businesses that form the backbone of the global economy. We offer a range of alternative investment products to investors around the world — including public and private pension plans, endowments and foundations, sovereign wealth funds, financial institutions, insurance companies and private wealth investors. We draw on Brookfield’s heritage as an owner and operator to invest for value and generate strong returns for our clients, across economic cycles.

For more information, please visit our website at www.bam.brookfield.com or contact:

Media: Simon Maine Tel: +44 739 890 9278 Email: simon.maine@brookfield.com	Investor Relations: Jason Fooks Tel: (212) 417-2442 Email: jason.fooks@brookfield.com

Notice to Readers

This news release contains “forward-looking statements” within the meaning of the U.S. Securities Act of 1933, the U.S. Securities Exchange Act of 1934, “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995 and “forward-looking information” within the meaning of Canadian provincial securities laws and in any applicable Canadian securities regulations (collectively, “forward-looking statements”). Forward-looking statements include statements that are predictive in nature, depend upon or refer to future results, events or conditions, and include, but are not limited to, statements which reflect management’s current estimates, beliefs and assumptions, and which are in turn based on our experience and perception of historical trends, current conditions and expected future developments, as well as other factors management believes are appropriate in the circumstances. The estimates, beliefs and assumptions of BAM are inherently subject to significant business, economic, competitive and other uncertainties and contingencies regarding future events and as such, are subject to change. Forward-looking statements are typically identified by words such as “expect”, “anticipate”, “believe”, “foresee”, “could”, “estimate”, “goal”, “intend”, “plan”, “seek”, “strive”, “will”, “may” and “should” and similar expressions.

Although BAM believes that such forward-looking statements are based upon reasonable estimates, beliefs and assumptions, certain factors, risks and uncertainties, which are described from time to time in our documents filed with the securities regulators in Canada and the United States, not presently known to BAM or that BAM currently believes are not material, could cause actual results or events to differ materially from those contemplated or implied by forward-looking statements.

Readers are urged to consider these risks, as well as other uncertainties, factors and assumptions carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements, which are based only on information available to us as of the date of this news release. Except as required by law, BAM undertakes no obligation to publicly update or revise any forward-looking statements, whether written or oral, that may be as a result of new information, future events or otherwise.